Certain information has been redacted from Exhibit A. The registrant has determined that this information both (i) is not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit 10.1
Loan No. 1013159

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

    THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of December 27, 2023, is entered into by and among RPT TERRA NOVA PLAZA, LLC, RPT LOUDOUN GATEWAY I, LLC, RPT PALMETTO LAKES, LLC, RPT HIALEAH I, LLC, RPT HIALEAH II, LLC, and RPT 1109 COMMERCE BOULEVARD, LLC, each a Delaware limited liability company (individually or collectively, “Borrower,” and with such term meaning ”any Borrower,” “each Borrower,” “a Borrower,” “every Borrower” or “all Borrowers,” as the context indicates, as determined by Administrative Agent in its reasonable discretion), each of the financial institutions a signatory hereto together with their successors and assignees under Section 14.13 of the Loan Agreement (as defined below) (collectively, the “Lenders”), and Wells Fargo Bank, National Association (“Administrative Agent”).

RECITALS

A.Pursuant to the terms of that certain Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of January 27, 2023, by and among certain Borrowers, Lenders and Administrative Agent (as amended pursuant to that certain First Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of July 18, 2023, and that certain Second Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of October 11, 2023, the “Loan Agreement”), Lenders have made a Revolving Loan (as defined in the Loan Agreement) to Borrowers in the original maximum principal amount of One Hundred Million Dollars ($100,000,000) (the “Loan”). The Loan is evidenced by one or more Promissory Notes made by certain of the Borrowers and payable to the order of the Lenders, in the aggregate maximum principal amount of the Loan (as amended, restated or replaced from time to time, collectively, the “Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.The Loan Agreement is secured by the Security Deeds (as defined in the Loan Agreement) (collectively, as amended prior to the date hereof, the “Security Instruments”).

C.The real property which is the subject of each of the Security Instruments is referred to hereinafter, collectively, as the “Property”.

D.RREEF Property Trust, Inc., a Maryland corporation (“Guarantor”) has previously executed and delivered to Administrative Agent that certain Guaranty Agreement, dated as of March 6, 2015 (as amended prior to the date hereof, the “Guaranty”).

E.Certain Borrowers and Guarantor (in such capacity, individually and collectively, “Indemnitor”) have previously executed and delivered to Administrative Agent that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as amended prior to the date hereof and joined into by certain other Borrowers, the “Indemnity”).

F.The Note, the Loan Agreement, the Security Instruments, the Guaranty, Indemnity, this Agreement and the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto pursuant to the terms hereof or otherwise, are collectively referred to hereinafter as the “Loan Documents”.

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G.By this Agreement, Borrowers, Administrative Agent and Lenders intend to modify and/or amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined.

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders agree, subject to the terms and conditions of this Agreement, as follows:

1.CONDITIONS PRECEDENT. Administrative Agent’s and Lenders’ obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1There shall exist no Default, as defined in any of the Loan Documents, or event, omission or failure of any condition which would constitute a Default after notice or lapse of time, or both.

1.2Receipt and approval by Administrative Agent of an executed original of this Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Administrative Agent, each in form and content acceptable to Administrative Agent.

1.3Reimbursement to Administrative Agent by Borrowers of Administrative Agent’s and Lenders’ costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether such services are furnished by Administrative Agent’s employees or agents or by independent contractors, including, without limitation, reasonable attorneys’ fees, documentation costs and charges.

1.4The representations and warranties contained in this Agreement are true and correct.

1.5All payments due and owing to Administrative Agent and Lenders under the Loan Documents have been paid current as of the Effective Date of this Agreement.

1.6As of the date hereof and except as modified hereby, Borrowers are in compliance in all material respects with all terms, covenants and conditions of the Loan Agreement, including, without limitation, all financial and reporting covenants and requirements.

2.REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent’s and Lenders’ entry into this Agreement, Borrowers represent and warrant to Administrative Agent and Lenders as of the Effective Date and continuing thereafter that:

2.1Formation and Organizational Documents. Each Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of such Borrower (and the partners, members, managers or joint venturers of such Borrower (if any)), and Guarantor (and the partners, members, managers or joint venturers of all such Guarantors (if any)). Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers and Guarantor; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

2.2Full Force and Effect. The Note and other Loan Documents, as amended hereby and by the Note, are in full force and effect without any defense, counterclaim, right or claim of

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set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3No Default. After giving effect to this Amendment, no Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any Security Instrument or any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly permitted by the Loan Agreement.

2.4Title to the Property. Since the recordation date of each Security Instrument, each Borrower has not further encumbered its respective Property, including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to any Property.

2.5Intervening Liens. The lien of each Security Instrument is a first lien on the property described therein and covered thereby and that this Agreement will not cause intervening liens to become prior to the lien of any Security Instrument. If any intervening lien exists or hereafter arises, the applicable Borrower shall cause the same to be released or subordinated to the lien of the applicable Security Instrument, without limiting any other right or remedy available to Administrative Agent. No Borrower has any legal or equitable claim against any mortgagor, trustor or grantor named in any Security Instrument which would be prior to the lien of the Security Instrument, or which would entitle such Borrower to a judgment entitling such Borrower to an equitable lien on all or any portion of that property prior in lien to any Security Instrument.

2.6Insurance. Borrower has renewed all insurance for each Property as required pursuant to the terms of the Loan Agreement, providing substantially the same levels of coverage as the policies most recently provided to the Lender for review prior to the date hereof.

3.EFFECTIVE DATE. The effective date of the obligations of Borrowers, Administrative Agent and Lenders under this Agreement shall be the date first written above (the “Effective Date”).

4.MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

4.1Commitments. Schedule 1.1 of the Loan Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto. In addition, for the avoidance of doubt: (i) all references in the Loan Documents to a maximum aggregate Revolving Commitment of $100,000,000 shall be reduced to a maximum aggregate Revolving Commitment of $75,600,000; and (ii) all references in the Loan Documents to a maximum aggregate Construction Commitment of $0 shall be increased to a maximum aggregate Construction Commitment of $44,400,000. For the avoidance of doubt: (i) the definition of “Maximum Revolving Commitment” set forth in Section 1.1 of the Loan Agreement is not being modified; (ii) $21,340,793.94 of Revolving Commitment disbursed prior to the date hereof shall be considered to be a portion of the Construction Commitment, and no longer a portion of the Revolving Commitment, such that: (a) the remaining unfunded

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portion of the Construction Commitment is $23,059,206.06 as of the date hereof; (b) the remaining unfunded portion of the Revolving Commitment is $40,975,960 as of the date hereof; and (c) the funded portion of the Revolving Commitment is $34,624,040 as of the date hereof.

4.2Maximum Construction Commitment. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Maximum Construction Commitment” in its entirety as follows:

“Maximum Construction Commitment” means $44,400,000.

4.3Maturity Date. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means the earliest of: (a) December 27, 2025; and (b) the date on which the Loan is accelerated following an Event of Default.

4.4Testing Debt Yield Hurdle. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Testing Debt Yield Hurdle” in its entirety as follows:

“Testing Debt Yield Hurdle” means nine and one-half percent (9.5%).

4.5Borrowing Base. For the avoidance of doubt, the Commerce Center Property has satisfied the conditions to becoming a Borrowing Base Property as of the Effective Date, such that Construction Advances shall be permitted in accordance with the terms of the Loan Agreement, but shall not be included as a Borrowing Base Property or included for purposes of calculating the Borrowing Base unless and except as described in Section 2.18(d) of the Loan Agreement, notwithstanding that the Commerce Center Property may have been included as a Borrowing Base Property prior to the Effective Date. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the last two sentences of the definition of “Borrowing Base” in their entirety as follows:

“Unless otherwise approved by Administrative Agent and the Requisite Lenders, from and after the date on which the number of Borrowing Base Properties increases back to six (6) or more, to the extent the Borrowing Base Value of any one Property would exceed thirty-five percent (35%) of the Borrowing Base, such excess shall be excluded from the Borrowing Base. Unless otherwise approved by Administrative Agent and the Requisite Lenders, during any period that the number of Borrowing Base Properties is less than the Minimum Number of Borrowing Base Properties, the Borrowing Base shall equal $0.”

4.6Eligible Property Conditions. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Eligible Property” in its entirety as follows:

“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by Administrative Agent: (a) unless otherwise approved by Administrative Agent and the Requisite Lender in its reasonable discretion, such Property is one hundred percent (100%) owned in fee simple by a Person who is a Wholly Owned Subsidiary of Borrower Member; (b) such Property is owned by a Person that has the right and ability to become (and who shall become) a Borrower hereunder pursuant to the terms of a Joinder Agreement; (c) such Property is located in a State of the United States of America

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or in the District of Columbia; (d) Borrower has the right to take the following actions without the need to obtain the consent of any Person (other than Borrower Member and Guarantor) and if any such consent is required, it shall have been obtained: (i) to create Liens on such Property as security for Indebtedness of Borrower; and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor the direct Equity Interests in the Person owning the Property is subject to: (i) any Lien other than Permitted Liens; or (ii) any Negative Pledge; (f) from and after the date on which the number of Borrowing Base Properties increases back to six (6) or more, the Appraised Value of such Property, when aggregated with the Appraised Value of all of the other Borrowing Base Properties located within the same Metropolitan Statistical Area (as determined by the United States Office of Management and Budget) does not cause the aggregate Appraised Values of all of such Properties within such MSA to exceed thirty-five percent (35%) of the aggregate Appraised Values of all of the Borrowing Base Properties (including such Property); (g) from and after the date on which the number of Borrowing Base Properties increases back to six (6) or more, the Appraised Value of such Property shall not exceed thirty-five percent (35%) of the aggregate Appraised Values of all of the Borrowing Base Properties (including such Property); (h) the aggregate Appraised Values of all of the Borrowing Base Properties that constitute Office Properties shall not exceed: (x) prior to the date that the Commerce Center Property becomes a Borrowing Base Property after Completion of the Project, thirty percent (30%) of the aggregate Appraised Values of all of the Borrowing Base Properties (including such Property); and (y) from and after the date that the Commerce Center Property becomes a Borrowing Base Property after Completion of the Project, fifteen percent (15%) of the aggregate Appraised Values of all of the Borrowing Base Properties; (i) from and after the date on which the number of Borrowing Base Properties increases back to six (6) or more, the rent payable under Tenant Leases with any individual tenant or group of Affiliated tenants within Borrowing Base Properties (including such Property) shall not exceed thirty percent (30%) of the aggregate rent payable under all of the Tenant Leases in all of the Borrowing Base Properties (including such Property); (j) such Property is free of all material structural defects, title defects or environmental conditions not covered by insurance acceptable to Administrative Agent in its reasonable discretion or reserves except for such defects or conditions which are not individually or collectively material to the profitable operation of such Property; (k) such Property is not an Office Property (except for the Existing Office Property until released from the applicable Security Deed in accordance with the terms hereof); and (l) such Property has otherwise been approved as an Eligible Property by Administrative Agent and the Requisite Lenders pursuant to the terms of this Agreement.

4.7Release of Properties; Minimum Number of Properties. The Loan Agreement is hereby amended by amending and restating 2.19(a) in its entirety as follows:

“(a)    The Borrowing Base shall contain at least the Minimum Number of Borrowing Base Properties; provided that: (i) for purposes of this clause (a), in no event shall the Borrowing Base Properties owned by RPT Hialeah I, LLC, and RPT Hialeah II, LLC collectively count as more than one (1) Borrowing Base Property; and (ii) notwithstanding that the Minimum Number of Borrowing Base Properties may be satisfied after giving effect to any Property Release, each Property Release shall require the prior written approval of Administrative Agent and the Requisite Lenders in their sole discretion if, after giving effect to such Property Release, the number of Borrowing Base Properties would be five (5) or less;”

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4.8Release of Properties; Office Property Concentration. The Loan Agreement is hereby amended by amending and restating 2.19(f) in its entirety as follows:

“(f)    the aggregate Appraised Values of all of the Borrowing Base Properties that constitute Office Properties shall not exceed: (x) prior to the date that the Commerce Center Property becomes a Borrowing Base Property after Completion of the Project, thirty percent (30%) of the aggregate Appraised Values of all of the Borrowing Base Properties; and (y) from and after the date that the Commerce Center Property becomes a Borrowing Base Property after Completion of the Project, fifteen percent (15%) of the aggregate Appraised Values of all of the Borrowing Base Properties; and”

4.9Borrowing Base Certificate; MSA Value. Exhibit B of the Loan Agreement is hereby amended by amending and restating Section 1(f) in its entirety as follows:

“(f)    [Only applicable if the number of Borrowing Base Properties has increased back to six (6) or more:] the Appraised Value of such Property, when aggregated with the Appraised Value of all of the other Borrowing Base Properties located within the same Metropolitan Statistical Area (as determined by the United States Office of Management and Budget) does not cause the aggregate Appraised Values of all of such Properties within such MSA to exceed thirty-five percent (35%) of the aggregate Appraised Values of all of the Borrowing Base Properties (including such Property)”

4.10Borrowing Base Certificate; Single Property Value. Exhibit B of the Loan Agreement is hereby amended by amending and restating Section 1(g) in its entirety as follows:

“(g)     [Only applicable if the number of Borrowing Base Properties has increased back to six (6) or more:] the Appraised Value of such Property shall not exceed thirty-five percent (35%) of the aggregate Appraised Values of all of the Borrowing Base Properties (including such Property)”

4.11Borrowing Base Certificate; Tenant Lease Concentration. Exhibit B of the Loan Agreement is hereby amended by amending and restating Section 1(h) in its entirety as follows:

“(h)    [Only applicable if the number of Borrowing Base Properties has increased back to six (6) or more:] the rent payable under any individual Tenant Lease within such Property shall not exceed thirty percent (30%) of the aggregate rent payable under all of the Tenant Leases in all of the Borrowing Base Properties (including such Property);”

4.12Completion Date. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Completion Date” in its entirety as follows:

“Completion Date” means March 1, 2025.

4.13Applicable Margin. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety as follows:

“Applicable Margin” means 2.25%.

4.14Project Budget. The Project Budget approved by Administrative Agent and Lenders as of the date hereof is attached hereto as Exhibit A.

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4.15Minimum Number of Borrowing Base Properties. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Minimum Number of Borrowing Base Properties” in its entirety as follows:

“Minimum Number of Borrowing Base Properties” means four (4), unless the number of Borrowing Base Properties is seven (7) or more, at which time it shall mean six (6).

4.16Guarantor Net Worth Test Date Reset. Section 9.1(k)(vi) of the Loan Agreement is hereby amended by replacing the reference to “December 31, 2022” with a reference to “September 30, 2023”

4.17Minimum Tangible Net Worth Amount. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Minimum Tangible Net Worth Amount” in its entirety as follows:

“Minimum Tangible Net Worth Amount” means an amount greater than or equal to the sum of: (a) $145,840,993.00; plus (b) an amount equal to 80% of the aggregate amount of Net Proceeds from Equity Issuances received by Guarantor since September 30, 2023. Minimum Tangible Net Worth Amount shall be recalculated by Administrative Agent at the end of each calendar quarter upon receipt of each Compliance Certificate described in Section 9.1(k)(vii) below.

4.18Hialeah I NOI. From and after the date hereof, through and including the Testing Date that occurs on September 30, 2024, if the actual Testing NOI with respect to the Property owned by RPT Hialeah I, LLC (the “Hialeah I Property”) is negative as of any Testing Date, the Testing NOI for the Hialeah I Property shall be deemed to be zero dollars ($0).

4.19Hialeah II Environmental Matters. The Property owned by RPT Hialeah II, LLC (the “Hialeah II Property”) is served by a septic system which operates under a Wellfield Protection Annual Operating Permit (IW6-4602) (the “Permit”), issued to C-Air Brokers & Forwarders, Inc. (“C-Air”), one of the tenants of the Hialeah II Property, by Miami-Dade County Environmental Resources Management. C-Air’s operations at the Hialeah II Property have not been in compliance with the Permit, and the Permit has not been renewed as of the date hereof. Borrower shall use commercially reasonable efforts to: (a) cause C-Air to obtain a renewal Permit and perform any remedial actions required in connection therewith, and such renewal Permit must in any event be obtained no later than June 27, 2024; and (b) take all such actions recommended in the Environmental Report for the Hialeah II Property, as set forth on Exhibit B attached hereto, no later than June 27, 2024 (provided that, with respect to both (a) and (b), if Borrower is using commercially reasonable efforts to cause C-Air’s diligent pursuit of such renewal Permit and the actions recommended in the Environmental Report for the Hialeah II Property, Borrower shall have additional time hereunder with respect to both (a) and (b) above, as the case may be, as determined by Administrative Agent in its reasonable discretion).

4.20Appraisal Matters. The limitation on the redetermination of the Appraised Value of Borrowing Base Properties described in clause (i) of Section 2.20 of the Loan Agreement shall be of no further force or effect, it being acknowledged and agreed that Administrative Agent has ordered, or will promptly hereafter order, updated Appraisals for all Borrowing Base Properties. Upon Administrative Agent’s receipt of such updated Appraisals, the Borrowing Base shall be $50,121,736; provided, however, that until Administrative Agent receives such updated Appraisals, the Borrowing Base shall be deemed to be $47,615,650. Such updated Appraised Values will be reflected on the Borrowing Base Certificate for the fiscal quarter ending on December 31, 2023, which is

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due February 19, 2024 (the “December 2023 Certificate”). If, pursuant to such redetermined Appraised Values as set forth in the December 2023 Certificate, Administrative Agent determines that the ratio of: (a) the then-outstanding principal balance of the Loan to (b) the aggregate Appraised Values of all of the Borrowing Base Properties (the “Redetermined LTV”) is greater than 65%, Borrower shall, no later than May 20, 2024 (notwithstanding any earlier deadline for repayment set forth in the Loan Agreement to the contrary), repay the Loan in an amount necessary to cause the Redetermined LTV to be 65% or less.

5.INTENTIONALLY OMITTED.

6.HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

7.WAIVERS. In further consideration of Administrative Agent and Lenders entering into this Agreement, Borrowers waive, with respect to the Loan any and all rights to which such Borrower is or may be entitled pursuant to any antideficiency or similar laws which limit, qualify or reduce Borrowers’ obligations under the Loan Documents.

8.WAIVER OF MARSHALLING RIGHTS. Borrowers waive all rights to have all or part of any Property covered by a Security Instrument marshalled upon any foreclosure of such Security Instrument. Administrative Agent shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of any real property of each or any of said deeds of trust, deeds to secure debt or mortgages, or any part thereof, as a whole or in separate parcels, in any order that Administrative Agent may designate. Borrowers make this waiver for itself, and for all persons and entities claiming through or under Borrowers, and for persons and entities who may acquire a lien on all or any part of the real property described in either of said deeds of trust, deeds to secure debt or mortgages, or on any interest therein.

9.NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

10.MISCELLANEOUS PROVISIONS.

10.1No Waiver. No previous waiver and no failure or delay by Administrative Agent or Lenders in acting with respect to the terms of the Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Note, this Agreement or the obligations secured thereby. A waiver of any term of the Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

10.2Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never

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been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make advances under the Loan Documents shall not be enforceable by Borrowers.

10.3Time. Time is of the essence of each and every term herein.

10.4Governing Law and Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrowers and all persons and entities in any manner obligated to Administrative Agent and/or Lenders under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

10.5Joint and Several Liability. The liability of each Borrower under any of the Loan Documents shall be joint and several with each other Borrower and the liability of each Guarantor under any of the Loan Documents shall be joint and several with each other Guarantor.

10.6Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

10.7Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

10.8Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Agreement.

10.9Rules of Construction. The word “Borrowers” as used herein shall include both the named Borrowers and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Agreement is executed by more than one person, the term “Borrowers” shall include all such persons. The words “Administrative Agent” as used herein shall include Administrative Agent, its successors, assigns and affiliates. The word “Lenders” as used herein shall include each Lender, its successors, assigns and affiliates.

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10.10Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

10.11Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto, if any, are incorporated into this Agreement by such attachment for all purposes.

10.12Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

10.13Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

[Signature Appears on Following Page]

    IN WITNESS WHEREOF, Administrate Agent, Borrower and Lenders have caused this Agreement to be duly executed and delivered as of the date first above written.
“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Jason Radel
Name:	Jason Radel
Title:	Vice President

[Signatures Continue on Following Page]

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and Omnibus Amendment to Loan Documents

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“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason Radel
Name:	Jason Radel
Title:	Vice President

[Signatures Continue on Following Page]

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

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“LENDER”

CIBC INC., a Delaware corporation,
as a Lender

By:	/s/ Kyle Gilroy
Name:	Kyle Gilroy
Title:	Managing Director

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

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“BORROWERS”

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT HIALEAH I, LLC, a Delaware limited liability company By: /s/ Anne-Marie Vandenberg Name: Anne-Marie Vandenberg Title: Authorized Signatory By: /s/ Sarah Ren Name: Sarah Ren Title: Authorized Signatory
RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT HIALEAH II, LLC, a Delaware limited liability company By: /s/ Anne-Marie Vandenberg Name: Anne-Marie Vandenberg Title: Authorized Signatory By: /s/ Sarah Ren Name: Sarah Ren Title: Authorized Signatory
RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

GUARANTOR CONSENT

As of December 27, 2023, the undersigned (“Guarantor”) consents to the foregoing Third Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Guaranty Agreement, dated as of March 6, 2015, and that certain Completion Guaranty Agreement, dated as of the date of the Modification Agreement (collectively, as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”). Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Guaranty. All of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Agreement, subject to the limitations on liability set forth in the Guaranty.

Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Guarantor Consent to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:

“GUARANTOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Chief Executive Officer, President

Guarantor Consent to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

HAZARDOUS INDEMNITOR CONSENT

As of December 27, 2023, the undersigned (“Indemnitor”) consents to the foregoing Third Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Indemnity”). Indemnitor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Indemnity. All of the terms, conditions and covenants in the Indemnity remain unaltered and in full force and effect and are hereby ratified and confirmed.

Indemnitor reaffirms that its obligations under the Indemnity are separate and distinct from Borrower’s obligations, and reaffirms its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:

“INDEMNITOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Chief Executive Officer, President

[Signatures Continue on Following Page]

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT HIALEAH I, LLC, a Delaware limited liability company By: /s/ Anne-Marie Vandenberg Name: Anne-Marie Vandenberg Title: Authorized Signatory By: /s/ Sarah Ren Name: Sarah Ren Title: Authorized Signatory
RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

RPT HIALEAH II, LLC, a Delaware limited liability company By: /s/ Anne-Marie Vandenberg Name: Anne-Marie Vandenberg Title: Authorized Signatory By: /s/ Sarah Ren Name: Sarah Ren Title: Authorized Signatory
RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Sarah Ren
Name:    Sarah Ren
Title:    Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Schedule 1.1 – Pro Rata Shares

Lender	Revolving Commitment	Construction Commitment (to be determined pursuant to Loan Agreement)	Pro Rata Share
WELLS FARGO BANK, NATIONAL ASSOCIATION	$53,550,000	$31,450,000	70.83333333333333%
CIBC INC.	$22,050,000	$12,950,000	29.16666666666667%
TOTALS	$75,600,000	$44,400,000	100%

Exhibit A – Project Budget
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Loan No. 1013159

Exhibit B – Hialeah II Property Environmental Report Recommendations

•Compliance with DERM requirements to pump out and pressure clean the septic tanks which will allow DERM to conduct required sampling.

•Sampling of the soakage pits to determine if there are adverse impacts resulting from improper wastewater discharges as a result of truck maintenance activities.